UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Isoray, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 25, 2021

Dear Stockholder:

You are cordially invited to attend the Fiscal 2022 Annual Meeting of Stockholders, and any adjournment, postponement or other delay thereof (the “Annual Meeting”), of Isoray, Inc., a Delaware corporation (“Isoray” or the “Company”), which will be held at the office of Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016 at 12:00 p.m. Arizona Time on Tuesday December 7, 2021.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company and its primary operating subsidiary, Isoray Medical, Inc. Directors and officers of the Company are expected to be present to respond to appropriate questions from stockholders. This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about October 25, 2021.

The Company’s principal executive office is 350 Hills Street, Suite 106, Richland, Washington 99354. Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2021 is contained in our Annual Report to Stockholders on Form 10-K.

As we have done in the past, this year, in accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares as soon as possible. As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may change your vote by voting personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend in Person:

Please note that space limitations make it necessary to limit attendance to stockholders. Admission to the meeting will be on a first-come, first-served basis. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

Lori A. Woods

Chief Executive Officer

350 Hills Street, Suite 106

Richland, Washington 99354

www.isoray.com

ISORAY, INC.

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TIME AND DATE	12:00 p.m., Arizona Time, on Tuesday, December 7, 2021.

PLACE	Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

ITEMS OF BUSINESS	1.	To elect four directors to hold office until the Fiscal 2023 Annual Meeting of Stockholders.

2.

To ratify the appointment of Assure CPA, LLC (formerly known as DeCoria, Maichel & Teague, P.S.) as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2022.

	3.	To approve the Company’s Amended and Restated 2020 Equity Incentive Plan.

	4.	To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

BOARD OF DIRECTORS RECOMMENDATION	The Board of Directors recommends that you vote “FOR ALL” for the election of each nominee for the Board of Directors, and “FOR” Proposals 2 and 3.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE

You may vote at the Annual Meeting if you were a stockholder of record at the close of business on October 14, 2021. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

INTERNET ACCESS TO PROXY MATERIALS

Under rules adopted by the SEC, we are providing access to our Fiscal 2022 Annual Meeting materials, which include the accompanying Proxy Statement, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about October 25, 2021, a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the accompanying Proxy Statement.

ADMISSION

Space limitations make it necessary to limit attendance at the Annual Meeting to stockholders. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Annual Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices and other electronic equipment will not be permitted at the Annual Meeting.

By Order of the Board of Directors, Mark Austin Secretary

This Notice of Annual Meeting, Proxy Statement, and accompanying proxy card are being distributed on or about October 25, 2021.

ISORAY, INC.

350 Hills Street, Suite 106

Richland, Washington 99354

____________________

PROXY STATEMENT

Annual Meeting of Stockholders

December 7, 2021

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Isoray, Inc. of proxies to be voted at the Annual Meeting of Stockholders to be held at Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016 at 12:00 p.m. Arizona Time on Tuesday, December 7, 2021 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. These proxy materials were first sent on or about October 25, 2021 to stockholders entitled to vote at the Annual Meeting. This proxy is solicited on behalf of the Board.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

You are receiving a proxy statement from us because you were the stockholder of record or beneficial owner of shares of our common stock at the close of business on the record date of October 14, 2021 (the “Record Date”) for the Annual Meeting. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this Proxy Statement and Annual Report to Stockholders on Form 10-K, which include information that you may find useful in determining how to vote.

Who is entitled to attend and vote at the Annual Meeting?

Stockholders as of the Record Date are entitled to attend and to vote at the Annual Meeting. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

How many shares are outstanding?

On the Record Date, 141,915,266 shares of our common stock were issued and outstanding. There are no shares of our authorized preferred stock outstanding. Each share of common stock outstanding on the Record Date is entitled to one vote on each item brought before the stockholders at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes “for” or “against” and abstentions (including instructions to withhold authority to vote).

What shares can I vote at the Annual Meeting?

You may vote all of the shares you owned as of the Record Date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker or other nominee, such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and we are sending our Notice of Internet Availability for Proxy Materials, which contains instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability for Proxy Materials also contains instructions on how you can request a printed copy of the Annual Meeting materials. As the stockholder of record, you have the right to vote in person or direct a proxyholder to vote your shares on your behalf at the Annual Meeting by signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope, or by following the procedures for voting over the Internet or by telephone.

Beneficial Owner. If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of those shares and they are considered to be held in “street name” for your account. That institution will send you separate instruction describing the procedure for voting your shares. Please follow the directions you are given carefully so that your vote is counted. As a beneficial owner, you may also vote in person at the Annual Meeting, but only after you obtain and present a “legal proxy” from your bank, broker or other nominee, giving you the right to vote your shares at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by voting on the Internet, by phone or by proxy card. If you provide specific instructions with regard to items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. When you sign and return the proxy card, you appoint Lori A. Woods and Philip Vitale, and each of them individually, as your representatives at the meeting. Lori A. Woods and Philip Vitale will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If you just sign your proxy card with no further instructions, or if you electronically transmit your proxy card but do not direct your vote on particular items, your shares will be voted in accordance with the Board’s recommendation on those items. If you hold your shares in “street name” as a beneficial owner and you do not instruct your bank, broker or other nominee how to vote your shares, your bank, broker or other nominee will only be able to vote your shares with respect to the routine matter of appointment of Assure CPA, LLC (formerly known as DeCoria, Maichel & Teague, P.S.) as our independent registered public accounting firm for the fiscal year ending June 30, 2022. Please see “What is a broker non-vote?” below.

What proposals will be voted on at the Annual Meeting?

Three proposals are scheduled to be voted on at the Annual Meeting. The first is the election of four directors to hold office until the Fiscal 2023 Annual Meeting of Stockholders. The second is the ratification of the appointment by the Audit Committee of Assure CPA, LLC (formerly known as DeCoria, Maichel & Teague, P.S.) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. The third is the approval of the Company’s Amended and Restated 2020 Equity Incentive Plan, which makes certain amendments to the Company’s current 2020 Equity Incentive Plan in order to (i) increase the number of shares available for the grant of awards under such plan by 10,000,000 for a total of 16,000,000 available shares, and (ii) authorize the granting of Restricted Stock Units under the plan.

What happens if additional matters are presented at the Annual Meeting?

The only items of business that our Board intends to present at the Annual Meeting are set forth in this Proxy Statement. As of the date of this Proxy Statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting.

How can I attend the Annual Meeting?

Whether you hold shares in your name as the stockholder of record or beneficially own shares held in “street name,” you should be prepared to present photo identification for admittance to the Annual Meeting. Please also note that if you are a “street name” holder, you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your bank, broker or other nominee, or other similar evidence of ownership for admittance to the Annual Meeting. The Annual Meeting will begin promptly at 12:00 p.m. Arizona time. Check-in will begin at 11:30 a.m. Arizona time. However, if you are a “street name” holder, you may not vote at the Annual Meeting unless you have obtained a “legal proxy” from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet, telephone or sign and date the proxy card or voting instruction card and return it promptly in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date, which automatically revokes your earlier proxy, (ii) providing a written notice of revocation to our Corporate Secretary at our principal executive offices prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting but not voting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by (i) submitting a new voting instruction card to your bank, broker or other nominee, or (ii) if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What is a “broker non-vote”?

A broker holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. In the absence of such instructions, your broker does not have discretion to vote your shares on any proposal that is considered to be “non-discretionary,” and may, but is not required to, vote your shares on any “discretionary” proposal. We believe that Proposal 2 is the only discretionary proposal. If your broker does not vote your shares at the Annual Meeting on a matter, it gives rise to what is called a “broker non-vote.”

How are “broker non-votes” counted?

Under the rules of the New York Stock Exchange (the “Exchange”) that govern most domestic stock brokerage firms, member firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the Exchange. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

●	vote your shares on discretionary matters (Proposal 2) and cast a “broker non-vote” on non-discretionary matters (Proposals 1 and 3); or

●	leave your shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

How many votes are required to approve the proposals?

You may vote either “FOR ALL”, “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 1. The vote with respect to the election of directors (Proposal 1) is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, votes that are withheld from voting (whether by abstention, broker non-vote, or otherwise) will be counted in determining whether a quorum is present but will have no other effect on the election of directors. The four persons receiving the highest number of affirmative votes will be elected as directors of the Company.

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2 (ratify the re-appointment of our independent registered public accounting firm) and Proposal 3 (approve the Amended and Restated 2020 Equity Incentive Plan). The vote required to approve each of Proposals 2 and 3 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote, and therefore will have the same effect as voting against Proposal 2 or 3.

Because your vote on Proposal 2 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR ALL” director nominees, and “FOR” Proposals 2 and 3.

What happens if the Annual Meeting is adjourned?

If the Annual Meeting is adjourned until another time, no additional notice will be given regarding the time or location that the Annual Meeting will be continued, if this information is announced at the time of the adjournment, unless the adjournment is for more than 30 days, in which case a notice of the time and location will be given to each stockholder of record entitled to vote at the Annual Meeting. Any items of business that might have been properly transacted at the Annual Meeting may be transacted at any adjournment.

Who will serve as inspector of elections?

The Secretary of the Company, Mark Austin, will tabulate the votes cast at the meeting in combination with the votes cast prior to the meeting and act as the Inspector of Elections at the Annual Meeting.

Will I be receiving printed copies of the Fiscal 2022 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or about October 25, 2021.

Under rules adopted by the SEC, we are providing access to our Annual Meeting materials, which include this Proxy Statement and Annual Report to Stockholders on Form 10-K, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the Annual Meeting materials and vote online. This electronic access process is designed to expedite stockholders’ receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

The Notice also will contain instructions on how you can request, at no cost, a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the Annual Meeting materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No. The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

How can I get electronic access to the Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the Annual Meeting materials on the Internet.

This Proxy Statement and Annual Report to Stockholders on Form 10-K are also available without charge on the Company’s website at www.isoray.com and the SEC’s website at sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is the deadline for submitting proposals for consideration at the next Annual Meeting of stockholders or to nominate individuals to serve as directors?

As a stockholder, you may be entitled to present proposals for action at a future Annual Meeting of stockholders, including director nominations. Please refer to “Stockholder Proposals and Director Nominations” below.

How many shares of Common are held or controlled by the officers and directors?

As of October 25, 2021, our directors and executive officers held or controlled approximately 1,266,242 shares of our common stock, constituting approximately 0.89% of the outstanding common stock. We believe that these holders will vote all of their shares of common stock in accordance with the Board’s recommendations on each of the proposals. There is no preferred stock outstanding as of October 25, 2021.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR ALL” for the election of each nominee for the Board and “FOR” Proposals 2 and 3.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record can vote as follows:

●	Via the Internet: Stockholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

●	By Telephone: Stockholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

●

By Mail: Those stockholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

●	At the Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in “street name” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted. “Street name” stockholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the institution that holds your shares and present it to the inspector of elections with your ballot.

How do I vote my shares in person at the Annual Meeting?

If you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed legal proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

May stockholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of stockholders’ questions of general interest at the end of the Annual Meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet or telephone, you may later change your vote and revoke your proxy card by:

●	Sending a written statement to that effect to the Secretary of the Company that is received before the commencement of the Annual Meeting;

●	Voting again via the Internet or telephone;

●	Submitting a properly signed proxy card with a later date;

●	Voting in person at the Annual Meeting; or

●	If you hold shares through a bank or brokerage firm, by contacting your financial institution and following its procedure to revoke your prior voting instructions.

Are there any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting?

No, rights of appraisal or similar rights of dissenters do not apply to any of the proposals to be acted upon at the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

Our Board currently consists of four members. The Board oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, key executive officers, and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following four existing members of the Board for re-election to the Board at the Fiscal 2022 Annual Meeting: Michael W. McCormick, Lori A. Woods, Philip J. Vitale, M.D., and Alan Hoffmann. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the Fiscal 2023 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director, or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Directors

Set forth below is certain information as of October 25, 2021 regarding our current directors that have been nominated for re-election, including biographical information.

Ms. Woods took office on June 4, 2018, Dr. Vitale took office in January 2014, Mr. McCormick took office in June 2015, and Mr. Hoffmann took office in January 2016.

Name	Age	Position Held	Term
Michael W. McCormick	58	Chairman, Director	Annual
Lori A. Woods	59	Chief Executive Officer, Director	Annual
Philip J. Vitale	75	Director	Annual
Alan Hoffmann	60	Director	Annual

Each member of the Board serves a one-year term and is subject to reelection at the Company’s Annual Meeting of Stockholders held each year.

Michael McCormick – Mr. McCormick has been a Director of the Company since June 2015 and brings over 25 years of senior executive positions in global management, sales, and marketing to the Company. He was appointed Chairman of the Board effective as of June 4, 2018. He serves as a founder and partner of GO Intellectual Capital, which offers marketing services with a focus on the medical and aviation industries, as well as financial services. Previous to his service with GO, Mr. McCormick served as Executive Vice President of Global Sales and Marketing for Columbia Sportswear from 2006-2012, where his team successfully launched several new patented technologies, including Omni-Heat® Reflective and Omni-Freeze® Zero. During Mr. McCormick’s tenure, Columbia built an intellectual property portfolio with over 200 patents. Mr. McCormick started his career with Nike, working in several senior management roles and ultimately becoming the Director of National Sales, U.S., prior to his departure in 1999. He also served as Chief Marketing Officer of Golf Galaxy from 2003-2006 and Executive Vice President of Global Sales and Marketing of Callaway Golf from 2000-2003. Mr. McCormick brings over 26 years of marketing experience in a diverse group of industries to his service on the Company’s Board.

Lori Woods – Ms. Woods has been a Director of the Company since June 4, 2018 and brings more than 30 years of experience in the healthcare industry and is particularly well-known and respected in the brachytherapy community. Ms. Woods returned to Isoray after previously serving as Vice President from 2006 to February 2008, at which time she was appointed Acting Chief Operating Officer before her appointment to Chief Operating Officer in February 2009, a position she held until January 2010. Beginning in February 2016, and continuing until her appointment as Interim CEO on June 4, 2018, Ms. Woods served as a senior consultant to Isoray. Ms. Woods was appointed CEO of the Company on December 12, 2018. From February 16, 2016 to June 3, 2018, Ms. Woods was a founder of Medvio, LLC, a medical device consulting company focused on the urology and oncology space. During her time at Medvio she worked with large public and international medical device companies, supporting the approval process and distribution of products in diverse international markets. Further, she worked with various partners to develop proprietary technologies for the colorectal and liver treatment markets. Previously, from January 2002 to July 2006, Ms. Woods served as Chief Executive Officer of Pro-Qura, Inc., a privately-owned cancer treatment management company focused on the quality delivery of brachytherapy treatments for prostate cancer. She has also served as the Director of Business Development for the Tumor Institute Radiation Oncology Group and the Seattle Prostate Institute (SPI) in Seattle, WA. SPI was an early innovator in prostate brachytherapy treatments and assisted in the training of more than 2,000 physicians in the use of prostate brachytherapy. Ms. Woods served as a board member of the Northwest division of the Juvenile Diabetes Research Foundation, focusing on their digital awareness programs, including their website and SEO strategy, and their public relations efforts. Ms. Woods earned a Bachelor of Science degree in Business Administration – Marketing and Communications from Loma Linda University, CA. Ms. Woods brings to the Board extensive experience and credibility in the brachytherapy industry and strong relationships with suppliers and distributors of brachytherapy products.

Philip Vitale, MD – Dr. Vitale has been a Director of the Company since 2014 and is a board certified urologist. He practiced Urology from 1978 to 2005 at Lovelace Health Systems in Albuquerque. He also served on the Board of Governors for 9 years and held various administrative positions including Chief Medical Officer and Senior Vice President at Lovelace. He was a staff urologist at Albuquerque VA Medical Center from 2005 until his retirement in November 2014. He served as Chief of the Urology section from 2008 to November 2013. Dr. Vitale was also an Assistant Professor at the University of New Mexico, Division of Urology. He is a member of the American Urological Association and the South Central Section of the American Urological Association. Prior to his retirement, Dr. Vitale’s clinical trials included: chemotherapy after prostatectomy (cap); a phase III randomized study for high risk prostate carcinoma; RTOG 0415 a phase III randomized study of hypofractionated 3d-crt/IMRT versus conventionally fractionated 3d-crt/IMRT in patients with favorable-risk prostate cancer; RTOG 0815 a phase III prospective randomized trial of dose-escalated radiotherapy with or without short-term androgen deprivation therapy for patients with intermediate-risk prostate cancer; and YP19A1 gene and pharmacogenetics of response to testosterone therapy. Dr. Vitale holds a B.A. in Biology from LaSalle College and obtained his M.D. from the New Jersey College of Medicine and Dentistry. He received his M.S. in Health Services Administration from the College of St. Francis. Dr. Vitale brings to the Board medical expertise in the industries the Company is targeting.

Alan Hoffmann – Mr. Hoffmann has been a Director of the Company since January 2016. He is the owner of Alan Hoffmann, CPA, PC, a certified public accounting firm he founded in 1996. The firm performs audits and reviews of private companies. In addition, Mr. Hoffmann currently serves as CFO for Cognitive Research Corporation, a privately-held, full-service contract research organization that specializes in central nervous system product development for pharmaceutical, nutraceutical, biotechnology and medical device companies. In 2011, he served as CFO for an international manufacturing company, Kinematics Manufacturing, Inc. His prior employment included Price Waterhouse from 1985-1989, and local firms in Arizona from 1989 to 1996, where he held multiple positions including Senior Tax Analyst, and Tax Manager. After receiving his undergraduate accounting degree with honors from the University of Wisconsin-Milwaukee in 1985, he became a Certified Public Accountant in 1989. He also served in the United States Marine Corps and was honorably discharged in 1985. He brings over 33 years of public accounting experience to the Company and the Board. Mr. Hoffmann brings to the Board his experience as a public accountant and understanding of oversight and review of financial statements prepared by the Chief Financial Officer.

Board Leadership Structure

The Board has the flexibility to decide when the positions of Chairman and CEO should be combined or separated and whether an executive or an independent director should be Chairman. This approach is designed to allow the Board to choose the leadership structure that will best serve the interests of our stockholders at any particular time. On June 4, 2018, the Board separated the positions of Chairman and CEO, and appointed Michael McCormick as Chairman of the Board. The Board’s key duties include oversight of strategy, risk management, and legal and regulatory compliance as well as CEO succession planning. In each of these areas, the Board determined that at this time having separate roles of Chairman and CEO is the optimal Board leadership structure for the Company.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Company’s Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

In addition, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company’s compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company’s risk management.

Board Committees and Meetings

During the fiscal year ended June 30, 2021, the Board held 15 regularly scheduled and special meetings and took action by written consent 6 times. The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, a Compensation Committee, a Nominations and Corporate Governance Committee, and a Special Litigation Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and oversees the Company’s financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company’s compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board. The Committee’s Charter was revised and approved by the Board as of November 2, 2016 and was attached as Appendix A to the Proxy Statement for the Annual Meeting held in December 2016, and is available at https://isoray.com/investors/audit-committee/. The current members of the Audit Committee are Mr. Hoffmann (Chairman), Dr. Vitale, and Mr. McCormick. The Board has determined that Mr. Hoffmann is an “audit committee financial expert” as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Committee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee is “independent” as independence is defined in Section 121(A) of the listing standards of the NYSE American and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Dr. Vitale (Chairman), Mr. McCormick, and Mr. Hoffmann, each of whom are “independent” directors within the meaning of SEC rules and NYSE American listing standards. The Committee operates under a charter approved by the Board. The Committee’s Charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in March 2014, and is available at https://isoray.com/investors/compensation-committee-charter/. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company’s Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company’s equity incentive plans. The Compensation Committee, among other things, reviews the candidates that the CEO recommends to the Board to whom awards will be made under the Company’s equity incentive plans, determines the number of awards to be awarded, and the time, manner of exercise, vesting and other terms of the awards. The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers and employees (other than herself). Pursuant to its Charter, the Compensation Committee has the authority to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis, and implementation of compensation programs for our executive officers. As part of our pay philosophy, our executive compensation program is designed to attract, motivate, and retain our executives in an increasingly competitive market. To this end, during fiscal 2021 we evaluated industry-specific and general market compensation practices and trends to ensure that our program features and NEO pay opportunities remain appropriately competitive. When determining salaries, target bonus opportunities and long-term incentive grants for NEOs, the Committee considers the performance of the Company and the individual, the nature of an individual's role within the Company, experience in the officer's current role, as well as input from its independent compensation consultant, among other variables. In fiscal 2020, to facilitate its review and determination of executive compensation, the Compensation Committee engaged Pearl Meyer to conduct a comprehensive competitive review of our executive compensation program. In connection with this review and in consultation with Pearl Meyer and senior management of the Company, Pearl Meyer identified a peer group comprised of 16 healthcare equipment, pharmaceutical and biotechnology companies roughly similar to the Company in revenue size or market capitalization, and focused on cancer treatments to the extent possible. In addition to peer group data, four published or private compensation surveys were also utilized in Pearl Meyer's 2020 report and comparisons to survey benchmark positions were made based on the Company's revenue or employee size. Pearl Meyer completed its review in May 2020 and presented its analysis of the Company's executive compensation program relative to peer and survey 25th, 50th and 75th percentile levels. Overall, the study suggested that total direct compensation was below the 25th percentile market levels at this time.

Pearl Meyer was not retained in the fiscal 2021 year to update its 2020 compensation analysis. Due to the competitive market demand for executives surging in the initial post-COVID-19 environment, the Compensation Committee determined it needed to institute significant raises as soon as possible before the typical raises slated for June of 2021 to pay compensation in line with its competitors and other companies actively recruiting executive level employees.  In May 2021, the Compensation Committee of the Company increased the annual base salary for Lori Woods, our Chief Executive Officer and Director, to $439,810 (26.7% increase), for William Cavanagh, Chief Research and Development Officer, to $300,000 (25.0% increase) and for Jennifer Streeter, our Chief Operating Officer and Vice President of Human Resources, to $337,840 (34.7% increase), effective May 24, 2021.

Nominations Committee. The Nominations and Corporate Governance Committee consists of three directors who have each been determined to be “independent” as defined by applicable SEC rules and NYSE American listing standards. Mr. McCormick (Chairman), Dr. Vitale, and Mr. Hoffmann currently serve on the Nominations and Corporate Governance Committee. The Committee’s charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in February 2015 and is available at https://isoray.com/investors/nominations-and-corporate-governance-committee/. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of stockholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts.

Special Litigation Committee. The Special Litigation Committee was established by the Board on September 17, 2017, and consists of Mr. Hoffmann (Chairman) and Mr. McCormick, each of whom are “independent” directors within the meaning of SEC rules and NYSE American listing standards.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. Each committee charter is posted on the Isoray website, www.isoray.com.

Each current Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member in the Company’s fiscal year ended June 30, 2021.

The following table summarizes the membership of the Board and each of its committees as of the date of this proxy statement, as well as the number of times each committee met or took action by written consent during the fiscal year ended June 30, 2021.

	Board	Audit	Compensation	Nominations	Litigation
Michael McCormick	Chair	Member	Member	Chair	Member
Lori A. Woods	Member	N/A	N/A	N/A	N/A
Philip Vitale, M.D.	Member	Member	Chair	Member	N/A
Alan Hoffmann	Member	Chair	Member	Member	Chair
Number of Meetings Held and Consents Taken in Fiscal 2021	21	4	1	0	0

Executive Sessions

Pursuant to the listing standards of the NYSE American, the independent directors are required to meet at least annually in executive sessions. During fiscal 2021, the Board held 3 executive sessions.

Report of the Audit Committee of the Board

The Audit Committee consists of three outside directors, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE American listing standards. The Committee operates under a written charter adopted by the Board. Committee members are independent directors Alan Hoffmann (Chair), Philip J. Vitale, M.D., and Michael W. McCormick. Mr. Hoffmann has been determined to be qualified as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system; oversee, review and appraise the audit activities of the Company’s independent auditors and internal auditing function; and maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met 4 times during the 2021 fiscal year.

The Company’s independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company’s independent auditor, and to assure the auditor’s independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties, and has determined that such amounts were sufficient in fiscal 2021.

With respect to the fiscal year ended June 30, 2021, in addition to its other work, the Committee:

●	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2021 and the year then ended;

●	Discussed with Assure CPA, LLC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and

●

Received from Assure CPA, LLC the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence. In addition, discussed with the auditors the firm’s independence and determined that independence had been maintained.

The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 for filing with the SEC.

AUDIT COMMITTEE
Alan Hoffmann, Chair
Philip J. Vitale, M.D.
Michael W. McCormick

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company’s Certificate of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from stockholders, provided that such nominations are received by the Company’s Secretary in accordance with the Certificate of Incorporation, the Bylaws, and the date set forth in the prior year’s proxy statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider stockholder nominations for the Board when properly submitted in accordance with the Company’s Certificate of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, stockholders and management, as well as those identified by any third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by stockholders in the same manner that it evaluates other candidates. The Committee’s evaluations will be based upon several criteria, including the candidate’s broad-based business and professional skills and experiences; commitment to representing the long-term interests of stockholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company’s image and reputation.

At a minimum, the majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company stockholders and may also engage, if the Committee deems appropriate, a professional search firm. The Committee will then meet to discuss and consider these candidates’ qualifications and then choose a candidate to recommend by majority vote. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary.

Vote Required for Election

You may vote either “FOR ALL”, “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 1. The vote with respect to the election of directors is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, votes that are withheld from voting (whether by abstention, broker non-vote, or otherwise) will be counted in determining whether a quorum is present but will have no other effect on the election of directors. The four persons receiving the highest number of affirmative votes will be elected as directors of the Company.

The Board unanimously recommends that the stockholders vote “FOR ALL” on Proposal 1 to elect Lori A. Woods, Philip J. Vitale, M.D., Michael W. McCormick, and Alan Hoffmann as directors for a one-year term expiring at the Fiscal 2023 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

PROPOSAL 2 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of Assure CPA, LLC (formerly known as DeCoria, Maichel & Teague, P.S.) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2022, and has directed that such re-appointment be submitted to our stockholders for ratification at the Annual Meeting now that our fiscal 2021 year has ended. Our organizational documents do not require that our stockholders ratify the selection of our independent registered public accounting firm. If our stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Assure CPA, LLC, but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests. Representatives from Assure CPA, LLC are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant, Assure CPA, LLC (in thousands):

For the Year Ended June 30,
	2021	2020
Audit fees	$67	$74
Audit-related fees	-	-
Tax fees	$11	$12
All other fees	26	$13

Totals	$104	$99

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC. Tax fees include fees for the preparation of our federal and state income tax returns. All other fees are from consulting costs created by the review of documents related to equity offerings.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, Assure CPA, LLC. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by Assure CPA, LLC described above were approved by our Audit Committee.

The Company’s principal accountant, Assure CPA, LLC, did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2. The vote required to approve Proposal 2 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote, and therefore will have the same effect as voting against Proposal 2.

Because your vote on Proposal 2 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to ratify the re-appointment of Assure CPA, LLC as the independent registered public accounting firm of the Company.

PROPOSAL 3 – APPROVE THE COMPANY’S AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Effective October 5, 2021, the Board, at the recommendation of the Compensation Committee, unanimously adopted, subject to stockholder approval, the Company’s Amended and Restated 2020 Equity Incentive Plan (the “Amended 2020 Plan”), which amends and restates in its entirety the 2020 Equity Incentive Plan approved by Company stockholders on December 10, 2019. The primary purpose of the Amended 2020 Plan is to promote the interests of the Company and its stockholders by, among other things, (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its affiliates, (ii) enabling such individuals to participate in the long-term growth and financial success of the Company, (iii) encouraging ownership of stock in the Company by such individuals, and (iv) linking their compensation to the long-term interests of the Company and its stockholders.

The only changes made by the Amended 2020 Plan from the 2020 Equity Incentive Plan approved in 2019 are to (i) increase the number of shares available for the grant of awards under the plan by 10,000,000, for a total of 16,000,000 available shares, (ii) removing the limit on the amount of incentive stock options that can be granted under the Amended 2020 Plan, and (iii) authorize the granting of Restricted Stock Units under the Amended 2020 Plan.

Although historically from its inception the Company has always granted stock options to its employees and directors, the public market industry trends coupled with recent hires expectations of getting RSUs in line with their prior grants by their former employers led the Compensation Committee to reconsider requests to be allocated a grant of RSUs in lieu of options. The RSU grant also provides equity that is not contingent on a fluctuating exercise price as it has no exercise price component. After review of the statistics which showed an overwhelming shift to RSUs from options by public companies in general the Compensation Committee is considering granting RSUs in lieu of options beginning in fiscal year 2022. To make these grants possible the Company needs to amend the 2020 Plan to provide for this form of grant, as currently the 2020 Plan provides for restricted stock awards but not for RSUs, which is a more favorable form of award for tax reasons.

Our general compensation philosophy is that long-term stock-based incentive compensation should strengthen and align the interests of our officers and employees with our stockholders. We believe that the utilization of stock options has historically been effective over the years in enabling us to attract and retain the talent critical to the Company and would like to expand the use of all types of equity to provide incentives to a greater number of our employees.

The Amended 2020 Plan is designed to provide officers, employees, consultants, and directors of the Company and its affiliates with incentives to promote the growth and performance of the Company. Most of the companies with which the Company competes for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. The Amended 2020 Plan will give us the flexibility we need to continue to attract and retain highly-qualified individuals by offering a competitive compensation program linked to the performance of our common stock.

The Amended 2020 Plan includes a variety of award types that we may grant, including shares of restricted stock, stock appreciation rights (“SARs”), stock options, and, as a result of this amendment, restricted stock units (“RSUs”).

If approved by the Company’s stockholders, the Amended 2020 Plan will authorize an aggregate of 16,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) for the grant of awards under the plan (with 4,246,000 already granted, the total available, if approved, will be 11,754,000 shares). We believe this authorization will enable us to implement our long-term stock incentive program for the life of the plan.

If the Amended 2020 Plan is not approved, the Company’s existing 2020 Equity Incentive Plan will continue in effect, but we may become unable to provide long-term, stock-based incentives to present and future employees, officers, directors and consultants consistent with our current compensation philosophies and objectives, and management believes we will not remain competitive without substantial increase in our salaries.

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.

The full text of the Amended 2020 Plan appears as Appendix A to this Proxy Statement and the following discussion, which summarizes the material features of the Amended 2020 Plan, is qualified in its entirety by reference to the text of the Amended 2020 Plan.

Summary of Material Features of the Amended 2020 Plan

Shares Available for Awards under the Plan

Under the Amended 2020 Plan, awards may be made in equity tied to the performance of our common stock. Subject to adjustment as provided by the terms of the Amended 2020 Plan, the maximum number of shares with respect to which awards may be granted under the Amended 2020 Plan is 16,000,000, of which 4,246,000 have already been granted.

Shares subject to an award under the Amended 2020 Plan but which terminate, expire unexercised or are settled for cash, or are forfeited or cancelled without delivery of the shares, remain available for awards under the Amended 2020 Plan. Shares of common stock issued under the Amended 2020 Plan may be either newly issued shares or shares which have been reacquired by the Company.

To the extent any shares covered by an award (including restricted stock awards) under the Amended 2020 Plan are not delivered to a participant or beneficiary for any reason, including because the participant forfeits the award or fails to exercise a stock option during its term, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the plan. To the extent (i) a stock option is exercised using an actual or constructive exchange of shares to pay the exercise price, (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, or (iii) stock options are exercised by a net settlement of the stock options, then, in each case, the number of shares of stock available will be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued upon the exercise.

Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines (“Substitute Awards”), do not reduce the number of shares available for awards under the Amended 2020 Plan, unless stockholder approval is required for such Substitute Awards.

With certain limitations, awards made under the Amended 2020 Plan may be adjusted by the committee of the Board administering the Amended 2020 Plan (the “Committee”) in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Amended 2020 Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.

If a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination or exchange of shares) occurs, the share limitations and all outstanding awards will automatically be adjusted equitably to reflect the event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable.

Eligibility and Administration

Current and prospective officers and employees, and directors of, and consultants to, the Company or its affiliates are eligible to be granted awards under the Amended 2020 Plan. As of October 25, 2021, approximately 61 individuals would be eligible to participate in the Amended 2020 Plan. However, the Company has not at the present time determined who will receive the shares that will be authorized for issuance under the Amended 2020 Plan or how they will be allocated.

The Committee will administer the Amended 2020 Plan, except with respect to awards to non-employee directors, for which the Amended 2020 Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, and an “outside director” within the meaning of Section 162(m) and the related regulations promulgated under the Code.

The Board has determined that the Compensation Committee act as the Committee. Subject to the terms of the Amended 2020 Plan, the Committee has full and exclusive power within the limitations set forth in the Amended 2020 Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the purposes of the Amended 2020 Plan; interpreting and otherwise construing the Amended 2020 Plan; and making all other determinations that may be necessary or desirable for the administration of the Amended 2020 Plan.

The Committee may determine the type and terms and conditions of awards under the Amended 2020 Plan, which the Committee will set forth in an award agreement delivered to each participant. The Committee may grant awards in a combination of incentive and non-qualified stock options, SARs or restricted stock.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Independent directors may only receive non-qualified stock options.

The Committee is also authorized to grant stock appreciation rights (“SARs”), either with or without a related option. A SAR is the right to receive a cash payment or payment in the form of shares of common stock of the difference between the share price on the date of grant and the share price on the date of exercise.

The Committee may specify the terms of such grants subject to the terms of the Amended 2020 Plan. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. Fair market value for purposes of the Amended 2020 Plan means the closing price of our common stock as reported on the NYSE American on the date in question, or if our common stock was not traded on that date, then on the day before that date or on the next preceding day on which our common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 409A of the Code, if it cannot be determined in the manner described above.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) in cash or by certified or bank check, (ii) by tendering stock of the Company owned by the participant in satisfaction of the exercise price, or (iii) by a “cashless exercise” through a third party.

Payment of the option price may be made in such other method as the Committee approves, including withholding shares of common stock issuable upon exercise of an option having a fair market value equal to the option price together with any applicable withholding taxes. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes.

Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares.

Restricted Shares

The Committee is authorized to grant restricted shares of common stock. A restricted stock award is a grant of common stock, subject to risk of forfeiture, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Amended 2020 Plan or the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Restricted Stock Units

In addition to the existing 2020 Plan being revised to permit an increase in the number of authorized shares available for grant, under the Amended 2020 Plan, the Committee will be authorized to grant hypothetical common stock units, known as Restricted Stock Units (“RSUs”), having a value equal to the fair market value of an identical number of shares of common stock. The existing 2020 Plan does not authorize the issuance of RSUs. An RSU is subject to risk of forfeiture, and is granted to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. RSU awards may be granted only in whole shares of hypothetical common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Amended 2020 Plan or the award agreement. A participant granted an RSU has no right to vote shares. At the discretion of the Committee, each RSU may be credited with an amount equal to the cash and stock dividends paid by the Company in respect to one share of common stock. None of the RSUs may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

Non-Employee Director Awards

Non-employee directors are eligible to receive awards pursuant to the terms of the Amended 2020 Plan, including options, SARs and restricted shares, upon such terms as the Committee may determine.

Vesting of Awards

The Committee may specify vesting requirements on any award. If the vesting of an award under the Amended 2020 Plan is conditioned on the completion of a specified period of service with the Company or its affiliates, without the achievement of performance measures or objectives, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement. The Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and all restricted stock awards and restricted stock units, other than awards and units subject to performance-based vesting conditions, shall be fully earned and vested immediately.

Termination of Employment

The Committee will determine the terms and conditions that apply to any award or unit upon the termination of employment or services, as applicable, with the Company and its affiliates, and provide such terms in the applicable award agreement or unit agreement or in its rules or regulations. In general, unless otherwise provided in an award agreement or unit agreement or in a participant’s employment or service agreement, options may be exercised for three months following termination of employment or termination of services, as applicable, or twelve months in the event of death or disability.

Change in Control

Subject to terms of employment agreements in force with various employees from time to time, in the event of a change in control (as defined in the Amended 2020 Plan), all options and SARs become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period shall expire immediately with respect to 100% of the shares of restricted stock or RSUs. The Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the event. In the case of any option or SAR with an exercise price (or SAR exercise price in the case of a SAR) that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of consideration therefor.

Forfeiture

The Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions. These events include, without limitation, termination for cause; breach of non-competition, non-solicitation, confidentiality or other restrictive covenants; or any other conduct that is detrimental to the business or reputation of the Company and/or its affiliates. Awards are also subject to recovery under applicable clawback policies.

Amendment and Termination

The Board may, at any time, amend or terminate the Amended 2020 Plan or any award granted under the plan, provided that, except as provided in the plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board may not amend the Amended 2020 Plan to materially increase the original number of securities that may be issued under the plan (other than as provided in the plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the plan, without approval of stockholders to the extent stockholder approval is required by applicable law. Notwithstanding the foregoing, the Board may, without stockholder approval, amend the Amended 2020 Plan at any time, retroactively or otherwise, to ensure the plan complies with current or future law and may unilaterally amend the plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Other Terms of Awards.

The Company may take action, including the withholding of amounts from any award made under the Amended 2020 Plan, to satisfy withholding and other tax obligations. Except as permitted by the applicable award agreement, awards granted under the Amended 2020 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.

Effective Date and Duration of Plan

If approved by our stockholders at this Special Meeting, the Amended 2020 Plan will be effective as of December 7, 2021. The Amended 2020 Plan will terminate automatically on the 10-year anniversary of the effective date of the plan, after which no further awards may be granted. At any earlier time, the Board may terminate the plan. However, any termination of the plan will not affect outstanding awards.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of awards granted under the Amended 2020 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the Amended 2020 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options, non-qualified stock options, SARs, RSUs, or restricted share awards are made under the Amended 2020 Plan.

Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a SAR, an RSU, or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising a stock option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.

If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.

Similarly, the exercise of a SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a SAR. In the case of a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time the restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant in which case the participant will recognize ordinary income equal to the fair market value of the restricted stock as of the time of grant as determined without regard to the vesting restrictions. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of a SAR or restricted share award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).

The Company must withhold amounts from participants to satisfy income and payroll (i.e. FICA and FUTA) tax withholding requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

If a change in control occurs, outstanding unvested awards under the Amended 2020 Plan may be considered parachute payments that would cause an “excess parachute payment” under the Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude a deduction by the Company.

The preceding discussion is based on federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Amended 2020 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the plan. The Company recommends that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Interest of Certain Persons

Each of our directors and executive officers has a substantial interest in the approval of the Amended 2020 Plan, as he or she is each eligible to participate in the Amended 2020 Plan.

Information About Securities Previously Authorized for Issuance

The following table provides certain information with respect to all of the Company’s equity compensation plans as of October 25, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securities holders	6,876,600	0.68	1,774,025
Equity compensation plans not approved by security holders	449,660	1.33	-
Total	7,326,260	0.72	1,774,025

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3. The vote required to approve Proposal 3 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote, and therefore will have the same effect as voting against Proposal 3.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the Company’s Amended and Restated 2020 Equity Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s common stock and voting The following tables set forth certain information regarding the beneficial ownership of the Company’s common stock and preferred stock as of September 23, 2021 for (a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common or preferred stock of the Company, (b) each executive officer, director and nominee for director of the Company, and (c) directors and executive officers of the Company as a group. As of October 25, 2021, the Company had 141,915,266 shares of common stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o Isoray, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354.

Common Stock Share Ownership

Name of Beneficial Owner	Common Shares Owned	Common Stock Options [1]	Common Stock Warrants[3]	Percent of Class[2]
Michael McCormick	41,230	122,500	9,615	0.12%
Lori Woods	895,114	187,500	-	0.76%
Alan Hoffmann	64,230	122,500	9,615	0.14%
Philip Vitale M.D.	130,000	122,500	10,000	0.18%
William Cavanagh III	27,692	589,160	3,846	0.44%
Jonathan Hunt	67,306	337,500	33,653	0.31%
Jennifer Streeter	5,440	387,500	-	0.28%
Mark Austin	35,230	227,500	9,615	0.19%
Directors and Executive Officers as a group	1,266,242	2,096,660	76,344	2.42%

1.	Only includes those common stock options that could be exercised for common stock within 60 days after October 22, 2021.
2.

Percentage ownership is based on 141,915,266 shares of common stock outstanding on October 22, 2021. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days after September 23, 2021 are deemed outstanding for computing the percentage ownership of the person or group holding such options but are not deemed outstanding for computing the percentage ownership of any other person or group.

3.

Purchased pursuant to public offering that closed on October 22, 2020. Each share of common stock purchased included one-half of a warrant. Each whole warrant is exercisable to purchase one share of common stock at an exercise price of $0.57 per share. Each warrant is immediately exercisable, and will expire October 22, 2025.

No person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) is known to the Company to be the beneficial owner of more than 5 percent of the Company’s common stock.

Series B Preferred Stock Share Ownership

There is no preferred stock outstanding as of October 22, 2021. 59,065 shares of Series B preferred stock automatically converted into 59,065 shares of common stock as a result of the October 22, 2020 offering.

SECTION 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the Exchange Act) requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the Commission) initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the SEC under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the SEC pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that Isoray’s executive officers, directors and 10% stockholders timely complied with their filing requirements during the year ended June 30, 2021 except as follows – Lori Woods (one Form 4 with two transactions), Michael McCormick (two Form 4s with three transactions), Alan Hoffmann (two Form 4s with three transactions), Philip Vitale (two Form 4s with three transactions), Jonathan Hunt (one Form 4 with two transactions), Mark Austin (one Form 4 with two transactions), Michael Krachon (one Form 4 with two transactions), and William Cavanagh (one Form 4 with two transactions).  Each of these Form 4s was filed late.

Executive Officers

The executive officers serving the Company as of October 25, 2021 were as follows:

Name	Age	Position Held
Lori Woods	59	Chief Executive Officer, Director
Jonathan Hunt	54	Chief Financial Officer, Co-Principal Financial Officer
Mark Austin[1]	34	Vice President of Finance and Corporate Controller, Co-Principal Financial and Principal Accounting Officer, Corporate Secretary
William Cavanagh III	56	Chief Research and Development Officer
Jennifer Streeter	52	Chief Operating Officer, Vice President, Human Resources

1.	Effective August 16, 2021, Mr. Austin was appointed Vice President of Finance and Corporate Controller.

Company Service History

Ms. Woods took office as Interim Chief Executive Officer on June 4, 2018 and was appointed CEO of the Company on December 12, 2018. Mr. Hunt was appointed as Chief Financial Officer of the Company on December 3, 2018. On February 12, 2019, Mr. Hunt was appointed as Co-Principal Financial Officer. Mr. Austin has served as Controller, Principal Financial and Accounting Officer, since July 2017 and Co-Principal Financial Officer since February 12, 2019. On September 15, 2020, Mr. Austin was appointed Corporate Secretary. On August 16, 2021, Mr. Austin was appointed Vice President of Finance and Corporate Controller. Mr. Cavanagh was deemed to be an executive officer by the Board effective October 12, 2010. He was appointed Chief Operating Officer effective March 3, 2016, and Chief Scientific Officer effective August 15, 2016, and served in these positions until February 12, 2019. On February 12, 2019, Mr. Cavanagh was appointed to the position of Chief Research and Development Officer. Ms. Streeter joined Isoray in July 2016 as Vice President of Training. In September 2016, she accepted responsibility as Vice President of Human Resources. Effective July 19, 2019, she was appointed Interim Chief Operating Officer and effective June 23, 2020, as appointed Chief Operating Officer. Our Board appoints our officers, and their terms of office are at the discretion of the Board. Ms. Woods, Mr. Hunt, Mr. Cavanagh, and Ms. Streeter have employment agreements.

Professional History

Lori A. Woods – Ms. Woods’ biographical information is incorporated by reference to the “Directors” section in the discussion of Proposal 1.

Jonathan Hunt – Mr. Hunt was appointed as Chief Financial Officer of the Company on December 3, 2018. On February 12, 2019, Mr. Hunt was appointed as Co-Principal Financial Officer. Before joining the Company, Mr. Hunt was Chief Financial Officer at Vivid Learning Systems, an online safety training company, from 2009 to 2018, where he had a central role in its turnaround, including growing revenues and implementing financial policy and process changes that ultimately resulted in the successful sale of the business. Mr. Hunt previously served as Chief Financial Officer of the Company from 2006 to 2009. Prior to that, Mr. Hunt worked at Hypercom Corporation, a global provider of electronic payment solutions and manufacturer of credit card terminals, where he served as Assistant Corporate Controller from 2005 to 2006.   Mr. Hunt holds a Bachelor of Science, Accountancy, and a Masters of Accountancy degree from Brigham Young University.

Mark Austin – Mr. Austin has served as Controller, Principal Financial and Accounting Officer, since July 2017 and Co-Principal Financial Officer since February 12, 2019. On September 15, 2020, Mr. Austin was appointed Corporate Secretary. On August 16, 2021, Mr. Austin was appointed Vice President of Finance and Corporate Controller. Prior to joining the Company, Mr. Austin practiced as a Certified Public Accountant with the accounting firm KPMG where he worked from October 2009 to July 2017. At KPMG, Mr. Austin served as a Senior Manager and before that, as a Manager and Senior Associate in Portland, Oregon, where he served as lead for financial statement and internal control audits within the technology industry, including for software and manufacturing companies. While at KPMG, Mr. Austin served as lead manager for a global public company; supervised, coached, and lead teams and team members; and researched technical accounting issues relevant to the technology industry. Mr. Austin holds a Bachelor of Science in Commerce degree in Accounting from Santa Clara University, in Santa Clara, California.

William Cavanagh III – Mr. Cavanagh joined Isoray Medical, Inc. in January 2010 and served as Vice President, Research and Development until March 3, 2016, other than serving as interim Chief Executive Officer for Isoray from January 7, 2016 to February 14, 2016. He was appointed Chief Operating Officer of Isoray effective March 3, 2016 and Chief Scientific Officer effective August 15, 2016 and served in these positions until February 12, 2019. On February 12, 2019, Mr. Cavanagh was appointed to the position of Chief Research and Development Officer. Immediately prior to joining Isoray Medical, Mr. Cavanagh was engaged in the research and development of dendritic cell therapies for cancer and infectious diseases. He served as Chief Scientific Officer for Sangretech Biomedical, LLC for the six years prior to joining Isoray Medical. At Sangretech, he oversaw the design and implementation of a novel cancer therapy. Mr. Cavanagh began his extensive career in cancer treatment technologies in the early 1990s, when he helped lead research and development of a therapy involving the insertion of radioactive sources directly into the prostate for the treatment of prostate cancer (prostate brachytherapy). He has designed several cancer treatment-related studies, is listed as an author on 34 peer-reviewed publications and is the listed inventor on a U.S. patent application detailing a novel treatment for cancer. Mr. Cavanagh has also served as Director of the Haakon Ragde Foundation for Advanced Cancer Studies in Seattle, Washington, where he led the research foundation in the selection of viable research projects directed at treating advanced cancers. Mr. Cavanagh holds a B.S. in Biology from the University of Portland (Oregon) and attended two years of medical school before beginning his career in research management.

Jennifer Streeter – Mrs. Streeter brings more than 10 years’ experience of progressive growth in the Human Resources field. She joined Isoray in July 2016 as Vice President of Training. In September 2016, she accepted responsibility as Vice President of Human Resources. Effective July 19, 2019, she was appointed Interim Chief Operating Officer and on June 23, 2020, was appointed Chief Operating Officer. Prior to joining Isoray, Mrs. Streeter was employed by Supershuttle International as the Vice President of Learning Development, where she led a team of training managers providing overall training and organizational development activities. Mrs. Streeter was employed by Supershuttle International from 2010 to 2016. Previously Mrs. Streeter has facilitated both on ground and online courses at the undergraduate and graduate levels for universities including Grand Canyon University, Ottawa University and Western International University. The courses focused on Human Resource and Organizational Development. Mrs. Streeter received her Bachelor’s Degree in Management/Marketing and her Master’s Degree in Leadership Studies from Baker College, in Michigan.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors is acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers are set or recommended to the Board by the Compensation Committee.

Summary Compensation Table

				Non-equity
Name and			Option	incentive plan	All other
principal		Salary	awards	compensation	compensation	Total
position	Year	($)	($)1	($)	($)3	($)
Lori Woods	2021	353,450	-	17,745	-	371,195
CEO and Director	2020	315,612	98,700	77,325	-	491,637
William Cavanagh	2021	244,149	-	9,190	-	253,339
CRDO	2020	220,256	59,220	38,545	-	318,021
Jennifer Streeter	2021	256,672	-	9,677	-	266,349
COO and VP of HR	2020	214,565	59,220	38,500	-	312,285

1.

Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal years 2020. Options awarded vest in four equal annual installments and expire ten years after the date of grant. All options were granted at the fair market value of the Company’s stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements to value the options.

Employment Agreements

The Company has Employment Agreements with Lori A. Woods, Jonathan Hunt, William Cavanagh III, and Jennifer Streeter (each an “Executive”). The term of each Employment Agreement began on May 24, 2021, and continues until June 30, 2024, subject to successive one year renewals.

Under the Employment Agreements, Ms. Woods’s initial annual salary was set at $439,810, Mr. Hunt’s at $293,550, Mr. Cavanagh’s at $300,000, and Ms. Streeter’s at $337,840, payable in accordance with the Company’s standard payroll practices. However, due to the competitive market demand for executives surging in the initial post-COVID-19 environment, the Compensation Committee determined it needed to institute significant raises before the Company’s typical raises that were slated for June, 2021, to adjust compensation to be line with the Company’s competitors and other companies actively recruiting executive level employees.  Therefore, effective May 24, 2021, the Compensation Committee increased the annual base salary for Ms. Woods to $439,810 (26.7% increase), for Mr. Cavanagh to $300,000 (25.0% increase), and for Ms. Streeter to $337,840 (34.7% increase),

Additionally, each Executive is eligible for a quarterly and an annual discretionary bonus as periodically established by the Compensation Committee based upon metrics to be established by the Compensation Committee. Each Executive is also eligible to participate in and receive stock options under the Company’s current 2020 Equity Incentive Plan, and would, if approved, be eligible to participle in and receive awards under the Amended 2020 Plan.

Each Executive is an “at-will” employee. Either the Executive or the Company may terminate his or her employment with or without cause, for any reason or no reason, and at any time. If an Executive’s employment ends due to expiration of the term or mutual written agreement with the Company, or an Executive resigns or is terminated for cause, the Company will pay his or her accrued but unpaid wages and approved but unreimbursed business expenses. If an Executive is terminated without cause or at-will, the Company will pay his or her accrued but unpaid wages, approved but unreimbursed business expenses, six months’ severance based on his or her then-current base salary, and COBRA premiums for up to six months of coverage. Each Executive is subject to standard confidentiality provisions and a non-compete, non-solicitation covenant for one-year following termination of employment.

In the event of a Change of Control (as defined in the Employment Agreements), if an Executive is not retained by the new company, the Company will pay his or her accrued but unpaid wages and approved but unreimbursed business expenses. Additionally, regardless of whether an Executive is retained by the new company, the Company will pay the Executive 12 months’ salary based on his or her then-current base salary in accordance with the Company’s regular payroll practices. Also upon a Change of Control, all of the Executives’ outstanding unvested equity-based awards, at his or her option, will vest and become immediately exercisable and unrestricted

We provide for an annual cash incentive that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement. Annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of corporate objectives for the previous year.

For fiscal year 2021, the bonus plan was revised so that the Chief Executive Officer had an opportunity to earn a bonus of eight percent (8%) of her annual base salary and each other named officer had an opportunity to earn a bonus of six percent (6%) of his or her annual base salary by meeting the following parameters: half of the bonus would be paid if the Company had a twenty-five percent (25%) increase in revenue from the prior year’s comparable quarter; one quarter of the bonus would be paid if the Company had a gross margin percentage of fifty-five percent (55%) or higher in the applicable quarter; and one quarter of the bonus would be paid if the Company had a net loss margin of negative twenty-five percent (-25%) or less in the applicable quarter. Additionally, the Chief Executive Officer had an opportunity to earn a bonus of eight percent (8%) of her annual base salary and each other named officer had an opportunity to earn a bonus of six percent (6%) of his or her annual base salary by meeting the following parameters: half of the bonus would be paid if the Company had a twenty-five percent (25%) increase in revenue from the prior fiscal year; one quarter of the bonus would be paid if the Company had a gross margin percentage of fifty-five percent (55%) or higher in the fiscal year; and one quarter of the bonus would be paid if the Company had a net loss margin of negative twenty-five percent (-25%) or less in the fiscal year.

For fiscal year 2021, twelve and one-half percent (12.5%) of the metrics were achieved for the first, second, third, and fourth quarters as well as for the full fiscal year resulting in the bonuses set forth below.

NEO	2021 Bonus ($)
Lori Woods – CEO and Director	17,745
William Cavanagh – CRDO	9,190
Jennifer Streeter – COO and VP of HR	9,677

For fiscal year 2022, the bonus plan was revised so that the Chief Executive Officer has an opportunity to earn a bonus of ten percent (10%) of her annual base salary and each other named officer has an opportunity to earn a bonus of eight percent (8%) of his or her annual base salary by meeting the following parameters: half of the bonus will be paid if the Company has a twenty-five percent (25%) increase in revenue from the prior year’s comparable quarter; one quarter of the bonus will be paid if the Company has a gross margin percentage of fifty percent (50%) or higher in the applicable quarter; and one quarter of the bonus will be paid if the Company has selling, general and administrative expenses as a percentage of revenue that is less than targets set by the Board of Directors for each quarter. Additionally, the Chief Executive Officer has an opportunity to earn a bonus of ten percent (10%) of her annual base salary and each other named officer has an opportunity to earn a bonus of eight percent (8%) of his or her annual base salary by meeting the following parameters: half of the bonus will be paid if the Company has a twenty-five percent (25%) increase in revenue from the prior fiscal year; one quarter of the bonus will be paid if the Company has a gross margin percentage of fifty percent (50%) or higher in the fiscal year; and one quarter of the bonus will be paid if the Company has selling, general and administrative expenses as a percentage of revenue that is less than targets set by the Board of Directors for the fiscal year.

Outstanding Equity Awards at Fiscal Year-End

Option awards

Equity Incentive Plan awards:

	Number of		Number of
	securities		securities
	underlying		underlying
	unexercised		unexercised		Option
	options		options		exercise	Option
	(#)		(#)		price	expiration
Name	exercisable		unexercisable		($)	date
Lori Woods	62,500	[7]	125,000	[7]	0.61	06/23/2030
CEO and Director	62,500	[6]	62,500	[6]	0.43	06/18/2029
	62,500	[4]	-		0.46	06/13/2028
William Cavanagh	75,000	[7]	75,000	[7]	0.61	06/23/2030
CRDO	112,500	[6]	37,500	[6]	0.43	06/18/2029
	150,000	[5]	-		0.46	06/13/2028
	225,000	[1]	-		0.605	06/27/2027
	6,660	[2]	-		0.98	06/27/2022
	20,000	[3]	-		2.46	06/17/2024
Jennifer Streeter	75,000	[7]	75,000	[7]	0.61	06/23/2030
COO and VP of HR	112,500	[6]	37,500	[6]	0.43	06/18/2029
	100,000	[5]	-		0.46	06/13/2028
	100,000	[1]	-		0.605	06/27/2027

1.	Represents a June 27, 2017, grant, all of which are exercisable as of June 27, 2020.
2.	Represents a June 27, 2012, grant, all of which were exercisable as of June 27, 2015.
3.	Represents a June 17, 2014, grant, all of which were exercisable as of June 17, 2017.
4.

Represents a June 13, 2018, grant, one-fourth of which became exercisable on December 13, 2018, one-fourth of which became exercisable on June 13, 2019, one-fourth of which became exercisable on June 13, 2020, and the final fourth became exercisable on June 13, 2021.

5.

Represents a June 13, 2018, grant, one-fourth of which became exercisable on June 13, 2018, one-fourth of which became exercisable on June 13, 2019, one-fourth of which became exercisable on June 13, 2020, and the final fourth became exercisable on June 13, 2021.

6.

Represents a June 18, 2019, grant, one-fourth of which became exercisable on June 18, 2019, one-fourth of which became exercisable on June 18, 2020, one-fourth of which became exercisable on June 18, 2021, and the final fourth will become exercisable on June 18, 2022.

7.

Represents a June 23, 2020, grant, one-fourth of which became exercisable on June 23, 2020, one-fourth of which became exercisable on June 23, 2021, one-fourth of which will become exercisable on June 23, 2022, and the final fourth will become exercisable on June 23, 2023.

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

Effective July 1, 2021, options to purchase common stock were allocated to each of the following employees in the following amounts:

Lori Woods: 480,000

William Cavanagh: 320,000

Jennifer Streeter: 320,000

Fiscal Year 2021 Director Compensation

	Fees earned
	or paid in	Option
	cash	awards	Total
Name	($)	($)	($)
Alan Hoffmann	46,500	-	46,500
Michael McCormick	45,500	-	45,500
Philip Vitale MD	46,500	-	46,500

Each non-employee director had stock options to purchase shares of the Company’s common stock outstanding as of June 30, 2021 as follows - Mr. Hoffmann had stock options to purchase 145,000 shares of common stock, Mr. McCormick had stock options to purchase 145,000 shares of common stock, and Dr. Vitale had stock options to purchase 145,000 shares of common stock. Each non-employee director was granted options to purchase 135,000 shares of the Company’s common stock on July 1, 2021.

During the fiscal year 2021, the independent directors received $3,000 per month for their service. In addition, each non-employee director received $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended. Beginning in fiscal year 2022, the independent directors now receive $5,000 per month for their service and no per meeting fees. Employee directors do not receive any compensation for their service on the Board.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics.

The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2005, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to that same report. The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at http://www.isoray.com/about/investors/. Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission. Any amendments to or waivers of the Codes will be promptly posted on our website at www.isoray.com or in a Report on Form 8-K, as required by applicable laws.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Certain Relationships and Related Party Transactions

None requiring disclosure under Reg. S-K Item 404.

Review and Approval of Related Party Transactions

The Company’s Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its stockholders. In addition, the Company’s general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors or their immediate family members, to the extent that they may arise. The Board and either the Audit Committee or the Nominations and Corporate Governance Committee review any transaction with an officer or director or their immediate family members to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to either the Audit Committee or the Nominations and Corporate Governance Committee.

As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related party would be disclosed in our Annual Report; however, during our fiscal year ended June 30, 2021, we did not have any related party transactions requiring disclosure under Reg. S-K Item 404.

Director Independence

Using the standards of the NYSE American, the Company’s Board has determined that Mr. Hoffmann, Mr. McCormick and Dr. Vitale each qualify under such standards as an independent director. Mr. Hoffmann, Mr. McCormick and Dr. Vitale each meet the NYSE American listing standards for independence both as a director and as a member of both the Audit Committee and the Compensation Committee. No other directors are independent under these standards.

None of our existing directors were disqualified from independent status under the objective standards of the NYSE American other than Ms. Woods, who did not qualify as she is an employee director. In reviewing the subjective criteria of “any relationship that would interfere with the exercise of independent judgment” in carrying out the responsibilities of a director, the Board determined that all directors other than Ms. Woods met this criteria as well.

With respect to Audit Committee independence, the Board determined each member of the Committee qualified as independent for Committee service.

The Company did not consider any other relationship or transaction between itself and these independent directors not already disclosed in this Report in making this independence determination.

Director and Officer Indemnification

Our Certificate of Incorporation provides to directors and officers indemnification to the full extent provided by Delaware law, and provide that, to the extent permitted by Delaware law, a director will not be personally liable for monetary damages to us or our stockholders for breach of his or her fiduciary duty as a director. In addition, the Company has entered into indemnification agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. The Company also maintains an insurance policy under which its directors and officers are insured against certain liabilities which might arise out of their relationship with the Company as directors and officers.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Stockholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Mark Austin, Corporate Secretary

Isoray, Inc.

350 Hills Street, Suite 106

Richland, Washington 99354

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.” You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication, inform the stockholder concerning the distribution of that communication, and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the stockholder of any action taken by the Board in reference to the stockholder’s request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company’s Annual Meetings of stockholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Stockholders are encouraged to interact with the directors at that time. All directors attended the last Annual Meeting of the Company’s stockholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to stockholders. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission.

The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of shares of common as of the record date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company’s Corporate Secretary, Mark Austin, will serve as the inspector of elections for the Annual Meeting.

Adjournment of the Annual Meeting

In the event there are an insufficient number of shares of our common stock present in person or by proxy at the Annual Meeting to constitute a quorum, the Board will request approval to adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting.

Stockholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company’s proxy statement and form of proxy for the Fiscal 2023 Annual Meeting of Stockholders, any stockholder proposal to take action at such Annual Meeting must generally be received at the Company’s executive offices at 350 Hills Street, Suite 106, Richland, Washington 99354 no later than June 27, 2022, in order to be considered timely under SEC rules and not earlier than the close of business on August 9, 2022, and not later than the close of business on September 8, 2022, in order to be considered timely under the advance notice provisions of the Company’s Bylaws. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder’s name, address, and the number of shares of common stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

Stockholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

●

The name, address and biography of the candidate, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice;

●	The name, address and phone number of the stockholder or group of stockholders making the recommendation; and

●

With respect to common stock beneficially owned by the stockholder or group of stockholders making the recommendation, and to the extent any stockholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2023 Annual Meeting of Stockholders and to be eligible for inclusion in the Company’s proxy materials for that meeting, a director candidate nomination must be received by the Secretary no later than June 27, 2022, in order to be considered timely under SEC rules and not earlier than the close of business on August 9, 2022, and not later than the close of business on September 8, 2022, in order to be considered timely under the advance notice provisions of the Company’s Bylaws.

However, if the date of the Fiscal 2023 Annual Meeting is a date that is more than 30 days before or more than 60 days after the anniversary date of the Fiscal 2022 Annual Meeting, notice by the stockholder of a proposal must be delivered not earlier than the close of business on the 120th day prior to the date of the Fiscal 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the Fiscal 2023 Annual Meeting or, if the first public announcement of the date of the Fiscal 2023 Annual Meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the Fiscal 2023 Annual Meeting is first made by the Company. A public announcement includes disclosure in (i) a document filed by the Company with the SEC, (ii) a mailed notice of the Fiscal 2023 Annual Meeting, and (iii) a press release reported by a national news service. Unless otherwise provided in the Company’s bylaws, a stockholder who wishes to put forth a proposal at the Fiscal 2023 Annual Meeting of Stockholders without including the proposal in the Company’s proxy statement must notify the Company of such proposal not earlier than the close of business on August 9, 2023, and not later than the close of business on September 8, 2023. If a stockholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2023 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

●

If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 462 South 4th Street, Suite 1600, Louisville, Kentucky 40202 (Attn: Isoray, Inc. Representative) or calling (800) 962-4284.

●	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Mark Austin, Secretary

APPENDIX A

ISORAY, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

ISORAY, INC.

AMENDED AND RESTATED
2020 EQUITY INCENTIVE PLAN

1.    Purpose; Eligibility.

1.1    General Purpose. The name of this plan is the Isoray, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Isoray, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2    Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Restricted Awards.

2.    Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company by virtue of being part of a parent-subsidiary group in which each entity owns at least fifty percent (50%) of the equity interests in the other entity.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right or a Restricted Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant:

(a)

If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)

If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a)	malfeasance in office;

(b)	gross misconduct or neglect;

(c)	false or fraudulent misrepresentation inducing the director’s appointment;

(d)	willful conversion of corporate funds; or

(e)	repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee or disinterested Board members, as applicable, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means:

(a)

One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(b)

One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the stock of such corporation;

(c)

A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by majority of the Board before the date of appointment or election; or

(d)

One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Isoray, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2(b)(ii) hereof.

“Director” means a member of the Board or a member of the Board of Directors of any Affiliate of the Company.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.11.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person (including those who serve as an Officer or Director but are also employed by the Company) employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Company deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by the Committee in accordance with Section 409A of the Code, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this Isoray, Inc. Amended and Restated 2020 Equity Incentive Plan, as further amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.    Administration.

3.1    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)    to construe and interpret the Plan and apply its provisions;

(b)    to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)    to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)    to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

(e)    to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)    from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)    to determine the number of shares of Common Stock to be made subject to each Award;

(h)    to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)    to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)    to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k)    to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l)    to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)    to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)    to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, but in no event shall the modification be less than the Fair Market Value on the date of the modification, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3    Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. Notwithstanding the foregoing, the Board, and not the Committee, shall administer the Plan with respect to all Awards to any Director who is not also an Employee.

3.4    Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.5    Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.    Shares Subject to the Plan.

4.1    Subject to adjustment in accordance with Section 11, a total of 16,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan.. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2    Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3    Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.4    Any shares of Common Stock issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired company shall not reduce the shares of Common Stock available for Awards under the Plan to the extent that the rules and regulations of any stock exchange or other trading market on which the shares of Common Stock are listed or traded provide an exemption from stockholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

5.    Eligibility.

5.1    Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2    Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.    Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1    Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2    Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3    Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4    Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5    Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6    Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7    Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10    Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.    Provisions of Awards Other Than Options.

7.1    Stock Appreciation Rights.

(a)    General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)    Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)    Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)    Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)    Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)    Exercise Price

The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)    Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2    Restricted Awards.

(a)    General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)    Restricted Stock and Restricted Stock Units

(i)         Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)         The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock).

(c)    Restrictions

(i)         Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)         Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)         The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)    Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)    Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)    Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.    Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.    Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.    Miscellaneous.

10.1    Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.2    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.3    Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.4    Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; or (d) by such other method as may be set forth in the Award Agreement.

11.    Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.    Effect of Change in Control.

12.1    Unless otherwise provided in an Award Agreement or in a Participant’s employment or service agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units. To the extent practicable, any actions taken by the Committee under the immediately preceding sentence shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2    In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.    Amendment of the Plan and Awards.

13.1    Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2    Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

13.3    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5    Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.    General Provisions.

14.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2    Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4    Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5    Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6    Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7    Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9    Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.10    Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13    Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without stockholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

14.14    Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15    Expenses. The costs of administering the Plan shall be paid by the Company.

14.16    Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.    Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.    Termination or Suspension of the Plan. The Plan shall terminate automatically on the ten-year anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.    Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Isoray, Inc. on __________, 2021.

ISORAY, INC.
350 HILLS STREET, SUITE 106
RICHLAND, WA 99354

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D61875-P62796 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ISORAY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect as directors the four nominees listed below to serve until the Fiscal 2023 Annual Meeting of Stockholders and until their successors are elected and qualified:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Lori A. Woods
02) Philip J. Vitale, M.D.
03) Michael W. McCormick
04) Alan Hoffmann

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D61876-P62796

REVOCABLE PROXY

ISORAY, INC.

The undersigned hereby appoints Lori A. Woods and Philip Vitale, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock of Isoray, Inc. (the "Company") that the undersigned is entitled to vote at the Fiscal 2022 Annual Meeting of Stockholders of the Company, to be held at Gallagher & Kennedy, P.A., 2575 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, on Tuesday, December 7, 2021, at 12:00 p.m., local time, and at any and all adjournments thereof, as indicated on the reverse side.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" the election of all nominees for director listed on the reverse side of this proxy card; "FOR" proposal 2; and "FOR" proposal 3. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by (1) giving written notice to Mark Austin, Corporate Secretary, 350 Hills Street, Suite 106, Richland, Washington 99354, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the Annual Meeting.

Continued and to be signed on reverse side